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                         JOHN HANCOCK DISCOVERY FUND


               SUPPLEMENT TO PROSPECTUS DATED DECEMBER 1, 1994

        On August 28, 1995, the Trustees of the Fund voted to recommend that the Fund's shareholders approve changes to the Fund's investment objective and restrictions. A proxy statement describing these proposals in detail will be mailed on or about September 29, 1995 to shareholders of record as of September 22, 1995.

        The Trustees voted to recommend to shareholders that the Fund adopt a new investment objective. As proposed, the Fund's investment objective will be to achieve long-term growth of capital by investing in companies with all levels of capitalization.

        The Trustees also voted to adopt changes to the Fund's fundamental investment restrictions to permit short sales of securities and to permit the Fund to loan portfolio securities.


The "Qualifying for a Reduced Sales Charge" section under SHARE PRICE is supplemented as follows:

        Effective March 15, 1995, participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares of the Fund without an initial sales charge but if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the rate for Class A shares described in the prospectus.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

The paragraph under this heading regarding exchanges of Class B shares into John Hancock Cash Management Fund is deleted in its entirety and replaced by:

         You may exchange Class B shares of the Fund(s) into Class B shares of John Hancock Money Market Fund at net asset value. However, you will continue to be subject to a CDSC upon redemption.



September 29, 1995

3400S -9/95